EXECUTION  COPY



                    AMENDED AND RESTATED GUARANTEE AGREEMENT dated as of April 30, 1997, as amended and restated as of September 21, 1998, among BRYLANE, INC., a Delaware corporation (the "Parent Corporation"), VGP CORPORATION, a Delaware corporation ("VGP"), VLP CORPORATION, a Delaware corporation ("VLP"), VP HOLDING CORPORATION ("VP Holding" and together with the Parent Corporation, VGP and VLP, the "Parent Guarantors") the subsidiaries of BRYLANE L.P., a Delaware limited partnership and indirect wholly owned subsidiary of the Parent Corporation ("Brylane"), listed on Schedule I hereto and such other subsidiaries as shall become parties hereto pursuant to Section 15 hereof (the Parent Guarantors and such listed and other subsidiaries of Brylane being referred to herein individually as a "Guarantor" and collectively as the "Guarantors") and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent (the "Agent") for the Lenders party to the Amended and Restated Credit Agreement dated as of April 30, 1997, as amended and restated as of September 21, 1998 (as amended from time to time, the "Credit Agreement"), among Brylane, the Lenders and the Agent.

          Reference is made to the Guarantee Agreement dated as of April 30, 1997, as amended and restated as of October 20, 1997 (the "Existing Guarantee Agreement"), among the Parent Corporation, Brylane, the subsidiaries of the Borrower party thereto and Morgan Guaranty Trust Company of New York, as security agent, and, upon the effectiveness hereof, this Agreement shall amend and restate the Existing Guarantee Agreement and shall maintain the guarantees created under the Existing Guarantee Agreement.

          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders have respectively agreed to make loans to Brylane, and the Issuing Banks have agreed to issue the Letters of Credit for the account of Brylane. The obligations of the Lenders to lend, and of the Issuing Banks to issue Letters of Credit, under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Guarantors of a guarantee agreement in the form hereof. As the parent or Subsidiaries of Brylane, as the case may be, the Guarantors acknowledge that they will derive substantial benefits from the extension of credit to Brylane under the Credit Agreement. As consideration therefor and in order to induce the Lenders to make Loans and to induce the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute and deliver this Agreement.


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          Accordingly,  the  parties  hereto  agree  as  follows:

          SECTION 1. Each of the Guarantors unconditionally and irrevocably Guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by Brylane of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for repayment or otherwise; (ii) each payment required to be made by Brylane under Section 2.13 of the Credit Agreement in respect of any Letter of Credit Disbursement, when and as due, including interest thereon, if any; (iii) all other monetary obligations of Brylane to the Lenders (including, without limitation, the Swingline Lender and the Issuing Banks), the Agent and the Security Agent under the Credit Agreement and the other Loan Documents to which Brylane is or is to be a party; and (iv) each payment required to be made by Brylane under any Rate Protection Agreement that was entered into by Brylane with a counterparty that was a Lender (including, without limitation, the Swingline Lender and the Issuing Banks) at the time such Rate Protection Agreement was entered into; (b) the due and punctual performance of all other obligations of Brylane under the Credit Agreement, the other Loan Documents and any Rate Protection Agreement referred to in clause (iv) above; and (c) the due and punctual payment and performance of all obligations of each Parent Guarantor and Subsidiary under the Loan Documents to which it is or is to be a party (all the foregoing obligations being collectively called the "Obligations"). Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

          SECTION 2. Each of the Guarantors waives presentment to, demand of payment from and protest to Brylane or any Parent Guarantor or Subsidiary of any of the Obligations, and also waives notice of acceptance of its guarantee and notice to protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) to assert any claim or demand or to enforce any right or remedy against Brylane or any Parent Guarantor or Subsidiary under the provisions of any Loan Document or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document, any guarantee or any other agreement, including with respect to any other Guarantor under this Agreement; (c) the release of any security held by the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) for the Obligations of any of them; or (d) the failure of the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) to exercise any right or remedy against any other Guarantor or guarantor of the Obligations.


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          SECTION  3.  Each  of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that the resort be had by the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) in favor of Brylane or any other person.

          SECTION 4. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) to assert any claim or demand or to enforce any remedy under any Loan Document, any guarantee or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of any Guarantor as a matter of law or equity (other than the indefeasible payment in full of all the Obligations).

          SECTION 5. Each of the Guarantors further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) upon the bankruptcy or reorganization of Brylane, any Guarantor or otherwise.


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
          SECTION 6. In furtherance of the foregoing and not in limitation of any other right which the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) has at law or in equity against any Guarantor by virtue hereof, upon the failure of Brylane or any Parent Guarantor or Subsidiary to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of repayment or otherwise, each of the Guarantors hereby promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, to the Agent for distribution to the Lenders (including, without limitation, the Swingline Lender and the Issuing Banks) and the Security Agent, if and as appropriate, in cash the amount of such unpaid Obligation. Each Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Brylane or any Parent Guarantor or any Subsidiary that arises hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of such Guarantor against Brylane or any Parent Guarantor or Subsidiary whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity and similar rights, such amount shall be held in trust for the benefit of the Lenders (including, without limitation, the Swingline Lender and the Issuing Banks) and shall forthwith be paid to the Agent to be credited and applied to the payment of the Obligations. Any term or provision of this Agreement to the contrary notwithstanding, the maximum aggregate amount of the Obligations guaranteed hereunder by any Guarantor that is a Subsidiary shall not exceed the maximum amount that can be hereby guaranteed by such Guarantor without rendering this Agreement, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          SECTION 7. Each of the Guarantors jointly and severally represents and warrants that all representations and warranties contained in the Credit Agreement which relate to the Guarantors are true and correct. The Parent Corporation agrees to observe the covenants applicable to it set forth in the Credit Agreement.

          SECTION 8. The guarantees made hereunder shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid and so long as the Lenders (including, without limitation, the Swingline Lender) have any further commitment to lend or any Issuing Bank has any further obligation to issue Letters of Credit under the Credit Agreement or any Letter of Credit is outstanding, and shall be reinstated to the extent provided in Section 5. Each Guarantor (other than the Parent Guarantor) shall be released from its guarantee hereunder in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement, by Brylane or a Subsidiary that shall own such stock, to a person that is not an Affiliate of Brylane, if the Required Lenders shall have consented to such sale, transfer or other disposition (and if the terms of any such consent shall not provide otherwise).

          SECTION 9. This Agreement and the terms, covenants and conditions hereof shall be binding upon each Guarantor and its successors and shall inure to the benefit of the Agent, the Security Agent and the Lenders (including, without limitation, the Swingline Lender and the Issuing Banks) and their respective successors and assigns. None of the Guarantors shall be permitted to assign or transfer any of its rights or obligations under this Agreement, except as expressly contemplated by this Agreement or the Credit Agreement.

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
          SECTION 10. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent, the Security Agent or any Lender (including, without limitation, the Swingline Lender and the Issuing Banks) preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. Except as provided in the Credit Agreement, none of the Agent, the Security Agent or the Lenders (including, without limitation, the Swingline Lender and the Issuing Banks) shall be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

          SECTION 11. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of Brylane at the address specified in the Credit Agreement for notices to Brylane thereunder.

          SECTION 13. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to any Guarantor, no party hereto shall be required to comply with such provision with respect to such Guarantor for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein, and of such provision with respect to any other Guarantor, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 14. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument; provided that this Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. This Agreement shall be effective with respect to any Guarantor when a counterpart which bears the signature of such Guarantor shall have been delivered to the Agent.


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          SECTION 15.  Upon execution and delivery by the Agent and a Subsidiary of an instrument in the form of Annex 1 attached hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

               BRYLANE  INC.,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               VGP  CORPORATION,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               VLP  CORPORATION,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               VP  HOLDING  CORPORATION,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               BRYLANE  CAPITAL  CORP.,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               B.L.  CATALOG  DISTRIBUTION,  INC.,
               as  a  Guarantor,

               by
                 _________________________

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
                 Name:
                 Title:


               B.L. CATALOG DISTRIBUTION PARTNERSHIP, as a Guarantor,

               by   B.L.  CATALOG  DISTRIBUTION  INC.,
                    General  Partner,

                    by
                       _________________________
                       Name:
                       Title:

               by   BRYLANE,  L.P.,  General  Partner,

                    by  VGP  Corporation,  General  Partner,

                        by
                           _________________________
                           Name:
                           Title:


               B.L.  MANAGEMENT  SERVICES,  INC.,
               as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               B.L. MANAGEMENT SERVICES PARTNERSHIP, as a Guarantor,

               by  B.L.  MANAGEMENT  SERVICES,  INC.,
                   General  Partner,

                   by
                      _________________________
                      Name:
                      Title:


                    by  B.N.Y.  SERVICE  CORP.,
                        General  Partner,

                        by
                           _________________________
                           Name:
                           Title:



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
               B.N.Y.  SERVICE  CORP.,  as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               K.S.  MANAGEMENT  SERVICES,  INC.,

               by
                 _________________________
                 Name:
                 Title:


               C.O.B.  MANAGEMENT  SERVICES,  INC.,
               as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               CHADWICK'S  TRADENAME  SUB,  INC.,
               as  a  Guarantor,

               by
                 _________________________
                 Name:
                 Title:


               CREDIT  LYONNAIS  NEW  YORK  BRANCH,
               as  administrative  agent,

               by
                 _________________________
                 Name:
                 Title:

               by
                 _________________________
                 Name:
                 Title:



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
Schedule  I  to  the  Amended  and
Restated  Guarantee  Agreement




Guarantors


1.     Brylane  Inc.,  a  Delaware  corporation.

2.     Brylane  Capital  Corp.,  a  Delaware  corporation.

3.     B.L.  Management  Services,  Inc.,  a  Delaware  corporation.

4.     B.N.Y.  Service  Corp.,  a  Delaware  corporation.

5.     B.L.  Catalog  Distribution,  Inc.,  a  Delaware  corporation.

6.     B.L.  Management  Services  Partnership,  a New York general partnership.

7.     B.L.  Catalog  Distribution  Partnership, an Indiana general partnership.

8.     K.S.  Management  Services,  Inc.,  a  Delaware  corporation.

9.     C.O.B.  Management  Services,  Inc.,  a  Delaware  corporation.

10.     Chadwick's  Tradename  Sub,  Inc.,  a  Delaware  corporation.


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Annex  1  to  the  Amended  and
Restated  Guarantee  Agreement


                    SUPPLEMENT  NO.  1  dated  as  of       ,  to  the Guarantee
Agreement dated as of April 30, 1997, as amended and restated as of September [ ], 1998 (as amended and supplemented through the date hereof, the "Guarantee Agreement"), among BRYLANE INC., a Delaware corporation (the "Parent Corporation"), the subsidiaries of BRYLANE, L.P., a Delaware limited partnership and indirect wholly owned subsidiary of the Parent Corporation ("Brylane"), party thereto (the Parent Corporation and such subsidiaries of Brylane being referred to herein individually as a "Guarantor" and collectively as the "Guarantors"), and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent (the "Agent") for the Lenders party to the Amended and Restated Credit Agreement dated as of April 30, 1997, as amended and restated as of September [ ], 1998 (as amended from time to time, the "Credit Agreement"), among Brylane, the Lenders and the Agent.


          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

          B. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to extend credit under the Credit Agreement. The Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. Pursuant to the Credit Agree-ment, the undersigned Subsidiary (the "New Guarantor") is required to become a Guarantor under the Guarantee Agreement. The New Guarantor desires to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to continue to extend credit under the Credit Agreement and as consideration therefor.

          Accordingly,  the  Agent  and  the  New  Guarantor  agree  as follows:

          SECTION 1. In accordance with the Guarantee Agreement, the New Guarantor by its signature hereto shall become a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the fore-going, the New Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as surety, all of the Obligations. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorpo-rated herein by reference.


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
          SECTION 2. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement executed on behalf of the New Guarantor.

          SECTION 3. The New Guarantor hereby represents and warrants that this Supplement has been duly author-ized, executed and delivered by the New Guarantor and constitutes a valid and binding obligation of the New Guarantor, enforceable against it in accordance with its terms.

          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect in accordance with its terms.

          SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.


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
          SECTION 8. The New Guarantor agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, includ-ing the reasonable fees and expenses of counsel for the Agent.


          IN WITNESS WHEREOF, the New Guarantor and the Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                         [New  Guarantor],

                         by
                            _______________________
                            Name:
                            Title:


                         CREDIT  LYONNAIS  NEW  YORK  BRANCH,
                         as  administrative  agent,

                         by
                            ________________________
                            Name:
                            Title:

                            by
                               ________________________
                               Name:
                               Title:

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